FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report January 10, 2005
                       (Date of earliest event reported)


                          DENTSPLY INTERNATIONAL INC
                (Exact name of Company as specified in charter)



                      Delaware           0-16211       39-1434669
              (State of Incorporation) (Commission   (IRS Employer
                                       File Number)  Identification No.)




            221 West Philadelphia Street, York, Pennsylvania    17405
                  (Address of principal executive offices)    (Zip Code)



                                (717) 845-7511
               (Company's telephone number including area code)









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Item 5.02. - Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

   The following information is furnished pursuant to Item 5.02(c) related to the appointment of certain new officers.

   On January 10, 2005, the Company appointed Mr. William R. Jellison to the position of Senior Vice President and Chief Financial Officer. The announcement related to this appointment is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The terms of Mr. Jellison's employment agreement with the Company are hereby incorporated by reference to
Exhibit 10.15 of the Company's 1998 Form 10-K filed on March 26, 1999.


Item 9.01. - Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

    99.1 The announcement related to the appointment of Mr. William R. Jellison to Senior Vice President and Chief Financial Officer released on January 10, 2005 as referenced in Item 5.02.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                   (Company)



                                           /s/Brian M. Addison
                                              Brian M. Addison
                                              Vice President, Secretary and
                                              General Counsel

Date: January 11, 2005